Exhibit 4
This instrument was prepared
under the supervision of:
R. Alexander Glenn, Deputy General Counsel
Florida Power Corporation
d/b/a Progress Energy Florida, Inc.
299 First Avenue North
St. Petersburg, Florida 33701

FLORIDA POWER CORPORATION
d/b/a PROGRESS ENERGY FLORIDA, INC.
TO

JPMORGAN CHASE BANK, N.A.
(Resigning Trustee)
AND
THE BANK OF NEW YORK
(Successor Trustee)

FORTY-SEVENTH
SUPPLEMENTAL INDENTURE
Dated as of December 1, 2007

This is a security agreement covering personal property as
well as a mortgage upon real estate and other property.
SUPPLEMENT TO INDENTURE
DATED AS OF JANUARY 1, 1944, AS SUPPLEMENTED

NOTE TO RECORDER: This document confirms a change in the trustee under the Indenture dated as of January 1, 1944, as supplemented and recorded in the various official records books and pages of the public records of the various counties in the State of Florida that are set forth on the schedules attached to this document as Exhibit A. Documentary stamp tax and intangibles tax were paid as required upon recordation of such Indenture and prior supplements, and this document does not increase or change the terms of the indebtedness secured thereby; accordingly, no new taxes are due in connection with this document.

TABLE OF CONTENTS*

*	The headings listed in this Table of Contents are for convenience only and should not be included for substantive purposes as part of this Supplemental Indenture.

(i)

RECITALS
SUPPLEMENTAL INDENTURE, dated as of the 1st day of December 2007, made and entered into by and between FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC., a corporation of the State of Florida (hereinafter sometimes called the “Company”), party of the first part, and JPMORGAN CHASE BANK, N.A., a national banking association, whose address is 4 New York Plaza, New York, New York 10004 (hereinafter sometimes called the “Resigning Trustee”), and THE BANK OF NEW YORK, a New York banking corporation, whose post office address is 101 Barclay Street, New York, New York 10286 (hereinafter sometimes called the “Successor Trustee”), party of the second part.
WHEREAS, the Company has heretofore executed and delivered an indenture of mortgage and deed of trust, titled the Indenture, dated as of January 1, 1944, and the same has been recorded in the public records of the counties listed on Exhibit A hereto, on the dates and in the official record books and at the page numbers listed thereon, and for the purpose of preventing the extinguishment of said Indenture under Chapter 712, Florida Statutes, the above-referred-to Indenture applicable to each county in which this instrument is recorded is hereby incorporated herein and made a part hereof by this reference thereto (said Indenture is hereinafter referred to as the “Original Indenture” and with the below-mentioned forty-six Supplemental Indentures and this Supplemental Indenture and all other indentures, if any, supplemental to the Original Indenture collectively referred to as the “Indenture”), in and by which the Company conveyed and mortgaged to the Resigning Trustee certain property therein described to secure the payment of all bonds of the Company to be issued thereunder in one or more series; and
WHEREAS, pursuant to and under the terms of the Original Indenture, the Company issued $16,500,000 First Mortgage Bonds, 3 3/8% Series due 1974; and
WHEREAS, subsequent to the date of the execution and delivery of the Original Indenture, the Company has from time to time executed and delivered forty-six indentures supplemental to the Original Indenture (collectively, the “Supplemental Indentures”), providing for the creation of additional series of bonds secured by the Original Indenture and/or for amendment of certain terms and provisions of the Original Indenture and of indentures supplemental thereto, such Supplemental Indentures, and the purposes thereof, being as follows:

Supplemental Indenture
and Date	Providing for:
First July 1, 1946	$4,000,000 First Mortgage Bonds, 2 7/8% Series due 1974
Second November 1, 1948	$8,500,000 First Mortgage Bonds, 3 1/4% Series due 1978
Third July 1, 1951	$14,000,000 First Mortgage Bonds, 3 3/8% Series due 1981
Fourth November 1, 1952	$15,000,000 First Mortgage Bonds, 3 3/8% Series due 1982
Fifth November 1, 1953	$10,000,000 First Mortgage Bonds, 3 5/8% Series due 1983

Supplemental Indenture
and Date	Providing for:
Sixth July 1, 1954	$12,000,000 First Mortgage Bonds, 3 1/8% Series due 1984
Seventh July 1, 1956	$20,000,000 First Mortgage Bonds, 3 7/8% Series due 1986, and amendment of certain provisions of the Original Indenture
Eighth July 1, 1958	$25,000,000 First Mortgage Bonds, 4 1/8% Series due 1988, and amendment of certain provisions of the Original Indenture
Ninth October 1, 1960	$25,000,000 First Mortgage Bonds, 4 3/4% Series due 1990
Tenth May 1, 1962	$25,000,000 First Mortgage Bonds, 4 1/4% Series due 1992
Eleventh April 1, 1965	$30,000,000 First Mortgage Bonds, 4 5/8% Series due 1995
Twelfth November 1, 1965	$25,000,000 First Mortgage Bonds, 4 7/8% Series due 1995
Thirteenth August 1, 1967	$25,000,000 First Mortgage Bonds, 6 1/8% Series due 1997
Fourteenth November 1, 1968	$30,000,000 First Mortgage Bonds, 7% Series due 1998
Fifteenth August 1, 1969	$35,000,000 First Mortgage Bonds, 7 7/8% Series due 1999
Sixteenth February 1, 1970	Amendment of certain provisions of the Original Indenture
Seventeenth November 1, 1970	$40,000,000 First Mortgage Bonds, 9% Series due 2000
Eighteenth October 1, 1971	$50,000,000 First Mortgage Bonds, 7 3/4% Series due 2001
Nineteenth June 1, 1972	$50,000,000 First Mortgage Bonds, 7 3/8% Series due 2002
Twentieth November 1, 1972	$50,000,000 First Mortgage Bonds, 7 1/4% Series A due 2002
Twenty-First June 1, 1973	$60,000,000 First Mortgage Bonds, 7 3/4% Series due 2003
Twenty-Second December 1, 1973	$70,000,000 First Mortgage Bonds, 8% Series A due 2003
Twenty-Third October 1, 1976	$80,000,000 First Mortgage Bonds, 8 3/4% Series due 2006
Twenty-Fourth April 1, 1979	$40,000,000 First Mortgage Bonds, 6 3/4-6 7/8% Series due 2004-2009
Twenty-Fifth April 1, 1980	$100,000,000 First Mortgage Bonds, 13 5/8% Series due 1987
Twenty-Sixth November 1, 1980	$100,000,000 First Mortgage Bonds, 13.30% Series A due 1990

Supplemental Indenture
and Date	Providing for:
Twenty-Seventh November 15, 1980	$38,000,000 First Mortgage Bonds, 10-10 1/4% Series due 2000-2010
Twenty-Eighth May 1, 1981	$50,000,000 First Mortgage Bonds, 9 1/4% Series A due 1984
Twenty-Ninth September 1, 1982	Amendment of certain provisions of the Original Indenture
Thirtieth October 1, 1982	$100,000,000 First Mortgage Bonds, 13 1/8% Series due 2012
Thirty-First November 1, 1991	$150,000,000 First Mortgage Bonds, 8 5/8% Series due 2021
Thirty-Second December 1, 1992	$150,000,000 First Mortgage Bonds, 8% Series due 2022
Thirty-Third December 1, 1992	$75,000,000 First Mortgage Bonds, 6 1/2% Series due 1999
Thirty-Fourth February 1, 1993	$80,000,000 First Mortgage Bonds, 6-7/8% Series due 2008
Thirty-Fifth March 1, 1993	$70,000,000 First Mortgage Bonds, 6-1/8% Series due 2003
Thirty-Sixth July 1, 1993	$110,000,000 First Mortgage Bonds, 6% Series due 2003
Thirty-Seventh December 1, 1993	$100,000,000 First Mortgage Bonds, 7% Series due 2023
Thirty-Eighth July 25, 1994	Appointment of First Chicago Trust Company of New York as successor Trustee and resignation of former Trustee and Co-Trustee
Thirty-Ninth July 1, 2001	$300,000,000 First Mortgage Bonds, 6.650% Series due 2011
Fortieth July 1, 2002	$240,865,000 First Mortgage Bonds in three series as follows: (i) $108,550,000 Pollution Control Series 2002A Bonds due 2027; (ii) $100,115,000 Pollution Control Series 2002B Bonds due 2022; and (iii) $32,200,000 Pollution Control Series 2002C Bonds due 2018; and reservation of amendment of certain provisions of the Original Indenture
Forty-First February 1, 2003	$650,000,000 First Mortgage Bonds in two series as follows: (i) $425,000,000 First Mortgage Bonds, 4.80% Series due 2013 and (ii) $225,000,000 First Mortgage Bonds, 5.90% Series due 2033; and reservation of amendment of certain provisions of the Original Indenture

Supplemental Indenture
and Date	Providing for:
Forty-Second April 1, 2003	Amendment of certain provisions of the Original Indenture; appointment of Bank One, N.A. as successor Trustee and resignation of former Trustee; and reservation of amendment of certain provisions of the Original Indenture
Forty-Third November 1, 2003	$300,000,000 First Mortgage Bonds, 5.10% Series due 2015; and reservation of amendment of certain provisions of the Original Indenture
Forty-Fourth August 1, 2004	Amendment of certain provisions of the Original Indenture
Forty-Fifth May 1, 2005	$300,000,000 First Mortgage Bonds, 4.50% Series due 2010
Forty-Sixth September 1, 2007	$250,000,000 First Mortgage Bonds, 5.80% Series due 2017 and $500,000,000 First Mortgage Bonds, 6.35% Series due 2037
WHEREAS, the Supplemental Indentures have each been recorded in the public records of the counties listed on Exhibit A hereto, on the dates and in the official record books and at the page numbers listed thereon; and
WHEREAS, subsequent to the date of the execution and delivery of the Forty-Sixth Supplemental Indenture the Company has purchased, constructed or otherwise acquired certain property hereinafter referred to, and the Company desires by this Supplemental Indenture to confirm the lien of the Original Indenture on such property; and
WHEREAS, pursuant to the Forty-Second Supplemental Indenture, First Chicago Trust Company of New York resigned as trustee and Bank One, N.A. as appointed as the successor trustee, effective May 1, 2003; and on November 16, 2003, Bank One, N.A. sold all of its corporate trust business and assets and, in connection with such sale, JPMorgan Chase Bank became the successor trustee pursuant to Section 14.21 of the Original Indenture; and on November 13, 2004, Bank One, N.A. merged with JPMorgan Chase Bank and, in connection with such merger, JPMorgan Chase Bank became JPMorgan Chase Bank, N.A., a national banking association; and
WHEREAS, pursuant to a Purchase and Assumption Agreement, dated as of April 7, 2006, by and between The Bank of New York Company, Inc. and JPMorgan Chase & Co., the corporate trust business of the Resigning Trustee was sold to the Successor Trustee; and
WHEREAS, the parties hereto have executed an Agreement of Resignation, Appointment and Acceptance dated December 12, 2007 (the “Agreement”), pursuant to which, effective December 13, 2007, the Resigning Trustee will resign as Trustee under the Indenture (the “Trustee”), the Company will appoint the Successor Trustee to succeed the Resigning Trustee as Trustee, and the Successor Trustee will accept the appointment as Trustee; and

WHEREAS, the Company desires by this Supplemental Indenture to evidence the appointment of the Successor Trustee in place of the Resigning Trustee; and
WHEREAS, the Company in the exercise of the powers and authority conferred upon and reserved to it under and by virtue of the Indenture, and pursuant to the resolutions of its Board of Directors (as defined in the Indenture, which definition includes any duly authorized committee of the Board of Directors, including the First Mortgage Bond Indenture Committee of the Board of Directors) has duly resolved and determined to make, execute and deliver to the Resigning Trustee and Successor Trustee a Supplemental Indenture in the form hereof for the purposes herein provided; and
WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;
NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH: That the Company, the Resigning Trustee and the Successor Trustee, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of whereof is hereby acknowledged, agree as follows:
ARTICLE I
CONFIRMATION OF CHANGE OF TRUSTEE
Section 1. The Company, the Resigning Trustee and the Successor Trustee hereby confirm that the Resigning Trustee has resigned as Trustee under the Indenture, that the Successor Trustee has been appointed successor Trustee under the Indenture and that Successor Trustee has accepted such appointment, all effective at December 13, 2007 at 12:00 A.M. New York City time. From and after that date, all references in the Indenture to the Trustee or the Trustees shall be deemed to refer to The Bank of New York and its successors and assigns in the trust created under the Indenture, subject in all respects to the provisions of the Indenture.
Section 2. The principal office and place of business of Successor Trustee is located at 101 Barclay Street, New York, New York 10286. The Successor Trustee shall maintain a principal office and place of business in the Borough of Manhattan, The City of New York currently located at the above address.
Section 3. In order to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued and to be issued under the Indenture, according to their tenor and effect, the Company does hereby confirm the grant, sale, resale, conveyance, assignment, transfer, mortgage and pledge of the property described in the Original Indenture and the Supplemental Indentures (except such properties or interests therein as may have been released or sold or disposed of in whole or in part as permitted by the provisions of the Original Indenture), and hath granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents doth grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto The Bank of New York (as successor Trustee under the Indenture), and to its successors in the trust and to its successors and assigns, forever, all property, real, personal and mixed, tangible and intangible, owned by the Company on the date of the execution of this Supplemental Indenture or which may be hereafter acquired by it, including (but not limited to) all property which it has acquired subsequent to the date of execution of the Forty-Sixth Supplemental Indenture and situated in the State of Florida, including without limitation the property described on Exhibit B hereto (in all cases, except such property as is expressly excepted by the Original Indenture from the lien and operation thereof); and without in any way limiting or impairing by the enumeration of the same the scope and intent of the foregoing, all lands, power sites, flowage rights, water rights, water locations, water appropriations, ditches, flumes, reservoirs, reservoir sites, canals, raceways, dams, dam sites, aqueducts and all other rights or means for appropriating, conveying, storing and supplying water; all rights of way and roads; all plants for the generation of electricity by steam, water and/or other power; all power houses, facilities for utilization of natural gas, street lighting systems, if any, standards and other equipment incidental thereto, telephone, radio and television systems, microwave systems, facilities for utilization of water, steam heat and hot water plants, if any, all substations, lines, service and supply systems, bridges, culverts, tracks, offices, buildings and other structures and equipment and fixtures thereof; all machinery, engines, boilers, dynamos, electric machines, regulators, meters, transformers, generators, motors, electrical and mechanical appliances, conduits, cables, pipes, fittings, valves and connections, poles (wood, metal and concrete), and transmission lines, wires, cables, conductors, insulators, tools, implements, apparatus, furniture, chattels, and choses in action; all municipal and other franchises, consents, licenses or permits; all lines for the distribution of electric current, gas, steam, heat or water for any purpose including towers, poles (wood, metal and concrete), wires, cables, pipes, conduits, ducts and all apparatus for use in connection therewith; all real estate, lands, easements, servitudes, licenses, permits, franchises, privileges, rights-of-way and other rights in or relating to real estate or the use and occupancy of the same (except as herein or in the Original Indenture or any of the Supplemental Indentures expressly excepted); all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore, or in the Original Indenture and said Supplemental Indentures, described.
IT IS HEREBY AGREED by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any property herein or in the Original Indenture or any of the Supplemental Indentures expressly excepted) shall, subject to the provisions of Section 9.01 of the Original Indenture and to the extent permitted by law, be as fully embraced within the lien hereof as if such property, rights and franchises were now owned by the Company and/or specifically described herein and conveyed hereby.
TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any way appertaining to the aforesaid mortgaged property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 9.01 of the Original Indenture) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid mortgaged property and every part and parcel thereof.
TO HAVE AND TO HOLD THE SAME unto The Bank of New York (as successor Trustee under the Indenture), and its successors in the trust and its assigns forever, but IN TRUST

NEVERTHELESS upon the terms and trusts set forth in the Indenture, for the benefit and security of those who shall hold the bonds and coupons issued and to be issued under the Indenture, without preference, priority or distinction as to lien of any of said bonds and coupons over any others thereof by reason or priority in the time of the issue or negotiation thereof, or otherwise howsoever, subject, however, to the provisions of Sections 10.03 and 10.12 of the Original Indenture.
SUBJECT, HOWEVER, to the reservations, exceptions, conditions, limitations and restrictions contained in the several deeds, servitudes and contracts or other instruments through which the Company acquired, and/or claims title to and/or enjoys the use of the aforesaid properties; and subject also to encumbrances of the character defined in the Original Indenture as “excepted encumbrances” in so far as the same may attach to any of the property embraced herein.
Without derogating from the security and priority presently afforded by the Indenture and by law for all of the bonds of the Company that have been, are being, and may in the future be, issued pursuant to the Indenture, for purposes of obtaining any additional benefits and security provided by Section 697.04 of the Florida Statutes, the following provisions of this paragraph shall be applicable. The Indenture also shall secure the payment of both principal and interest and premium, if any, on the bonds from time to time hereafter issued pursuant to the Indenture, according to their tenor and effect, and the performance and observance of all the provisions of the Indenture (including any indentures supplemental thereto and any modification or alteration thereof made as therein provided), whether the issuance of such bonds may be optional or mandatory, and for any purpose, within twenty (20) years from the date of this Supplemental Indenture. The total amount of indebtedness secured by the Indenture may decrease or increase from time to time, but the total unpaid balance so secured at any one time shall not exceed the maximum principal amount of $3,000,000,000, plus interest and premium, if any, as well as any disbursements made for the payment of taxes, levies or insurance on the property encumbered by the Indenture, with interest on those disbursements, plus any increase in the principal balance as the result of negative amortization or deferred interest. For purposes of Section 697.04 of the Florida Statutes, the Original Indenture, as well as all of the indentures supplemental thereto that have been executed prior to the date of this Supplemental Indenture, are incorporated herein by this reference with the same effect as if they had been set forth in full herein.
ARTICLE II
SUNDRY PROVISIONS
Section 1. This Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture, and shall form a part thereof and all of the provisions contained in the Original Indenture in respect to the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect hereof as fully and with like effect as if set forth herein in full.
Section 2. This Supplemental Indenture may be simultaneously executed in any number of counterparts, and all of said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

Section 3. Neither the Resigning Trustee nor the Successor Trustee shall be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or of the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.
Section 4. Due to scriveners error, the Thirty-Ninth and Fortieth Supplemental Indentures to the Original Indenture erroneously indicated that the Thirty-Seventh Supplemental Indenture dated as of December 1, 1993 was recorded in Sumter County, Florida at Book 502, Page 157. The correct recording location is Book 502, Page 167.
Section 5. Although this Supplemental Indenture is dated for convenience and for purposes of reference as of December 1, 2007, the actual dates of execution by the Company and by the Trustee are as indicated by the respective acknowledgments hereto annexed.

     IN WITNESS WHEREOF, FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC. has caused this Supplemental Indenture to be signed in its name and on its behalf by its Executive Vice President, and its corporate seal to be hereunto affixed and attested by its Assistant Secretary, and JPMORGAN CHASE BANK, N.A. has caused this Supplemental Indenture to be signed and sealed in its name and on its behalf by a Vice President, and its corporate seal to be attested by a Vice President, and THE BANK OF NEW YORK has caused this Supplemental Indenture to be signed and sealed in its name and on its behalf by a Vice President, and its corporate seal to be attested by a Vice President, all as of the day and year first above written.

FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC,
By:	/s/ Peter M. Scott III
Peter M. Scott III, Executive Vice President
299 First Avenue North St. Petersburg, Florida 33701

[SEAL] Attest:

/s/ Arlene S. Graves
Arlene S. Graves, Assistant Secretary
299 First Avenue North St. Petersburg, Florida 33701

Signed, sealed and delivered by said FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC. in the presence of:
/s/ N. Manly Johnson III
N. Manly Johnson III

/s/ W. Bryan Kimzey
W. Bryan Kimzey

[Company’s Signature Page of Forty-Seventh Supplemental Indenture]

JPMORGAN CHASE BANK, N.A.
By:	/s/ Francis J. Grippo
Francis J. Grippo, Vice President
4 New York Plaza New York, New York 10004

[SEAL] Attest:
/s/ Thomas J. Foley
Thomas J. Foley, Vice President
4 New York Plaza New York, New York 10004

Signed, sealed and delivered by said JPMORGAN CHASE BANK, N.A. in the presence of:
/s/ Grace Mastracchio
Grace Mastracchio

/s/ Paul Gilkeson
Paul Gilkeson

[Resigning Trustee Signature Page of Forty-Seventh Supplemental Indenture]

THE BANK OF NEW YORK
By:	/s/ L. O’Brien
L. O’Brien, Vice President
101 Barclay Street New York, New York 10286

[SEAL] Attest:
/s/ Francine Kincaid
Francine Kincaid, Vice President
101 Barclay Street New York, New York 10286

Signed, sealed and delivered by said THE BANK OF NEW YORK in the presence of:
/s/ Shuo Wang
Shuo Wang

/s/ Josip Antolos
Josip Antolos

[Successor Trustee Signature Page of Forty-Seventh Supplemental Indenture]

STATE OF NORTH CAROLINA)
SS:
COUNTY OF WAKE )
Before me, the undersigned, a notary public in and for the State of North Carolina and County of Wake, an officer duly authorized to take acknowledgments of deeds and other instruments, personally appeared Peter M. Scott III, Executive Vice President of FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC., a corporation, the corporate party of the first part in and to the above written instrument, and also personally appeared before me Arlene S. Graves, Assistant Secretary of the said corporation; such persons being severally personally known to me, who did take an oath and are known by me to be the same individuals who as such Executive Vice President and as such Assistant Secretary executed the above written instrument on behalf of said corporation; and he, the said Executive Vice President, acknowledged that as such Executive Vice President, he subscribed the said corporate name to said instrument on behalf and by authority of said corporation, and she, the said Assistant Secretary, acknowledged that she affixed the seal of said corporation to said instrument and attested the same by subscribing her name as Assistant Secretary of said corporation, by authority and on behalf of said corporation, and each of the two persons above named acknowledged that, being informed of the contents of said instrument, they, as such Executive Vice President and Assistant Secretary, delivered said instrument by authority and on behalf of said corporation and that all such acts were done freely and voluntarily and for the uses and purposes in said instrument set forth and that such instrument is the free act and deed of said corporation; and each of said persons further acknowledged and declared that he/she knows the seal of said corporation, and that the seal affixed to said instrument is the corporate seal of the corporation aforesaid.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this 13th day of December, 2007 at Raleigh in the State and County aforesaid.

/s/ Nanci Little

My commission expires: July 1, 2010
[NOTARIAL SEAL]

STATE OF NEW YORK )
SS:
COUNTY OF NEW YORK )
Before me, the undersigned, a notary public in and for the State and County aforesaid, an officer duly authorized to take acknowledgments of deeds and other instruments, personally appeared Francis J. Grippo, Vice President (the “Executing Vice President”) of JPMORGAN CHASE BANK, N.A., a national banking association, the corporate party of the second part in and to the above written instrument, and also personally appeared before me Thomas J. Foley, Vice President (the “Attesting Vice President”) of the said corporation; said persons being severally personally known to me, who did take an oath and are known by me to be the same individuals who as such Executing Vice President and as such Attesting Vice President executed the above written instrument on behalf of said corporation; and he, the said Executing Vice President, acknowledged that as such Executing Vice President he subscribed the said corporate name to said instrument and affixed the seal of said corporation to said instrument on behalf and by authority of said corporation, and he, the said Attesting Vice President, acknowledged that he attested the same by subscribing his name as Vice President of said corporation, by authority and on behalf of said corporation, and each of the two persons above named acknowledged that, being informed of the contents of said instrument, they, as such Executing Vice President and Attesting Vice President, delivered said instrument by authority and on behalf of said corporation and that all such acts were done freely and voluntarily and for the uses and purposes in said instrument set forth and that such instrument is the free act and deed of said corporation, and each of said persons further acknowledged and declared that he/she knows the seal of said corporation, and that the seal affixed to said instrument is the corporate seal of the corporation aforesaid.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this 13th day of December, 2007, at New York, New York, in the State and County aforesaid.
/s/ Linda D’Alessandro
My commission expires: August 30, 2008
[NOTARIAL SEAL]

STATE OF NEW YORK )
SS:
COUNTY OF NEW YORK )
Before me, the undersigned, a notary public in and for the State of New York and County of Queens, an officer duly authorized to take acknowledgments of deeds and other instruments, personally appeared L. O’Brien, Vice President (the “Executing Vice President”) of THE BANK OF NEW YORK, a New York banking corporation, the corporate party of the second part in and to the above written instrument, and also personally appeared before me Francine Kincaid, Vice President (the “Attesting Vice President”) of the said corporation; said persons being severally personally known to me, who did take an oath and are known by me to be the same individuals who as such Executing Vice President and as such Attesting Vice President executed the above written instrument on behalf of said corporation; and he, the said Executing Vice President, acknowledged that as such Executing Vice President he subscribed the said corporate name to said instrument and affixed the seal of said corporation to said instrument on behalf and by authority of said corporation, and she, the said Attesting Vice President, acknowledged that she attested the same by subscribing her name as Vice President of said corporation, by authority and on behalf of said corporation, and each of the two persons above named acknowledged that, being informed of the contents of said instrument, they, as such Executing Vice President and Attesting Vice President, delivered said instrument by authority and on behalf of said corporation and that all such acts were done freely and voluntarily and for the uses and purposes in said instrument set forth and that such instrument is the free act and deed of said corporation, and each of said persons further acknowledged and declared that he/she knows the seal of said corporation, and that the seal affixed to said instrument is the corporate seal of the corporation aforesaid.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this 13th day of December, 2007, at New York, New York, in the State and County aforesaid.
/s/ Carlos R. Luciano
My commission expires: April 30, 2010
[NOTARIAL SEAL]

EXHIBIT A
RECORDING INFORMATION
ORIGINAL INDENTURE dated January 1, 1944
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	02/25/44	121	172
Bay	10/20/47	59	18
Brevard	10/30/91	3157	3297
Citrus	02/25/44	18	1
Columbia	02/25/44	42	175
Dixie	02/25/44	3	127
Flagler	10/30/91	456	288
Franklin	02/25/44	0	83
Gadsden	02/26/44	A-6	175
Gilchrist	02/25/44	5	60
Gulf	02/26/44	6	193
Hamilton	02/25/44	42	69
Hardee	02/25/44	23	1
Hernando	02/25/44	90	1
Highlands	02/25/44	48	357
Hillsborough	02/25/44	662	105
Jackson	02/26/44	370	1
Jefferson	07/02/51	25	1
Lafayette	02/25/44	22	465
Lake	02/25/44	93	1
Leon	02/25/44	41	1
Levy	02/25/44	3	160
Liberty	02/25/44	“H”	116
Madison	07/02/51	61	86
Marion	02/25/44	103	1
Orange	02/25/44	297	375
Osceola	02/25/44	20	1
Pasco	02/25/44	39	449
Pinellas	02/26/44	566	1
Polk	02/25/44	666	305
Seminole	02/25/44	65	147
Sumter	02/25/44	25	1
Suwanee	02/25/44	58	425
Taylor	07/03/51	36	1
Volusia	02/25/44	135	156
Wakulla	02/25/44	14	1

STATE OF GEORGIA

County	Date of Recordation	Book	Page

Cook	02/25/44	24	1
Echols	02/25/44	A-1	300
Lowndes	02/25/44	5-0	1

SUPPLEMENTAL INDENTURE (First) dated July 1, 1946
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	11/12/46	166	1
Bay	10/20/47	59	1
Brevard	10/30/91	3157	3590
Citrus	11/12/46	17	362
Columbia	11/12/46	49	283
Dixie	11/14/46	3	357
Flagler	10/30/91	456	579
Franklin	11/13/46	“P”	80
Gadsden	11/13/46	A-9	148
Gilchrist	11/14/46	7	120
Gulf	11/13/46	10	313
Hamilton	11/12/46	40	371
Hardee	11/12/46	24	575
Hernando	11/14/46	99	201
Highlands	11/12/46	55	303
Hillsborough	11/06/46	95	375
Jackson	11/13/46	399	1
Jefferson	07/02/51	25	287
Lafayette	11/14/46	23	156
Lake	11/13/46	107	209
Leon	11/13/46	55	481
Levy	11/14/46	4	133
Liberty	11/13/46	“H”	420
Madison	07/02/51	61	373
Marion	11/12/46	110	1
Orange	11/12/46	338	379
Osceola	11/12/46	20	164
Pasco	11/14/46	44	169
Pinellas	11/06/46	632	161
Polk	11/12/46	744	511
Seminole	11/13/46	74	431
Sumter	11/13/46	25	467
Suwanee	11/12/46	63	316
Taylor	07/03/51	36	145
Volusia	11/13/46	158	203
Wakulla	11/13/36	14	299

SUPPLEMENTAL INDENTURE (Second) dated November 1, 1948
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	01/08/49	196	287
Bay	01/10/49	64	395
Brevard	10/30/91	3157	3607
Citrus	01/13/49	18	414
Columbia	01/08/49	55	493
Dixie	01/10/49	4	201
Flagler	10/30/91	456	601
Franklin	01/10/49	“Q”	1
Gadsden	01/10/49	A-13	157
Gilchrist	01/08/49	6	274
Gulf	01/10/49	13	74
Hamilton	01/10/49	44	1
Hardee	01/08/49	28	110
Hernando	01/08/49	109	448
Highlands	01/08/49	61	398
Hillsborough	01/13/49	810	452
Jackson	01/10/49	400	563
Jefferson	07/02/51	25	320
Lafayette	01/10/49	25	210
Lake	01/08/49	119	555
Leon	01/10/49	82	303
Levy	01/08/49	5	242
Liberty	01/08/49	“H”	587
Madison	07/02/51	61	407
Marion	01/11/49	122	172
Orange	01/08/49	388	604
Osceola	01/08/49	25	104
Pasco	01/08/49	47	549
Pinellas	01/05/49	716	11
Polk	01/07/49	807	411
Seminole	01/06/49	84	389
Sumter	01/08/49	28	41
Suwanee	01/08/49	69	150
Taylor	07/03/51	36	162
Volusia	01/06/49	192	167
Wakulla	01/10/49	16	1

SUPPLEMENTAL INDENTURE (Third) dated July 1, 1951
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	08/02/51	234	340
Bay	08/03/51	93	155
Brevard	10/30/91	3157	3630
Citrus	07/30/51	20	251
Columbia	08/02/51	66	503
Dixie	08/02/51	5	271
Flagler	10/30/91	456	624
Franklin	08/03/51	“Q”	522
Gadsden	08/03/51	A-19	271
Gilchrist	08/02/51	7	422
Gulf	08/03/51	16	59
Hamilton	08/03/51	51	347
Hardee	08/02/51	32	1
Hernando	08/02/51	118	537
Highlands	08/02/51	69	344
Hillsborough	08/02/51	927	174
Jefferson	08/03/51	25	359
Lafayette	08/03/51	27	305
Lake	07/31/51	139	323
Leon	08/02/51	113	465
Levy	08/02/51	7	211
Liberty	07/25/51	1	232
Madison	08/07/51	62	1
Marion	08/02/51	142	143
Orange	08/07/51	460	60
Osceola	08/02/51	31	385
Pasco	08/10/51	56	1
Pinellas	08/02/51	847	301
Polk	08/01/51	899	539
Seminole	08/07/51	100	403
Sumter	08/02/51	32	345
Suwanee	08/02/51	76	413
Taylor	08/07/51	36	182
Volusia	08/07/51	245	393
Wakulla	08/03/51	17	259

STATE OF GEORGIA

County	Date of Recordation	Book	Page

Cook	08/08/51	35	566
Echols	08/02/51	A-3	521
Lowndes	08/04/51	7-E	188

FOURTH SUPPLEMENTAL INDENTURE November 1, 1952
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	12/31/52	256	288
Bay	01/01/53	104	571
Brevard	10/30/91	3157	3663
Citrus	12/31/52	22	321
Columbia	12/31/52	72	521
Dixie	12/31/52	6	135
Flagler	10/31/91	456	657
Franklin	12/31/52	R	477
Gadsden	12/31/52	A-22	511
Gilchrist	12/31/52	9	124
Gulf	01/02/53	17	7
Hamilton	12/31/52	54	293
Hardee	12/31/52	33	433
Hernando	12/31/52	125	361
Highlands	01/02/53	74	131
Hillsborough	12/29/52	993	545
Jefferson	12/31/52	27	1
Lafayette	12/31/52	28	445
Lake	01/02/53	150	343
Leon	12/31/52	130	1
Levy	12/31/52	8	362
Liberty	01/09/53	1	462
Madison	01/02/53	65	134
Marion	01/02/53	153	434
Orange	12/31/52	505	358
Osceola	12/31/52	36	145
Pasco	01/02/53	61	563
Pinellas	12/29/52	926	561
Polk	01/12/53	974	177
Seminole	01/02/53	111	41
Sumter	12/31/52	35	441
Suwanee	01/02/53	82	27
Taylor	12/31/52	37	325
Volusia	01/10/53	278	107
Wakulla	01/02/53	18	383

STATE OF GEORGIA

County	Date of Recordation	Book	Page

Cook	01/01/53	39	95
Echols	01/01/53	A-4	110
Lowndes	12/31/52	7-0	540

FIFTH SUPPLEMENTAL INDENTURE November 1, 1953
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	12/29/53	271	24
Bay	01/01/54	115	505
Brevard	10/30/91	3157	3690
Citrus	12/28/53	2	73
Columbia	12/28/53	7	3
Dixie	12/23/53	6	466
Flagler	10/30/91	456	684
Franklin	12/28/53	1	447
Gadsden	12/24/53	A-26	251
Gilchrist	12/23/53	9	317
Gulf	12/28/53	11	229
Hamilton	12/28/53	58	220
Hardee	12/23/53	35	518
Hernando	12/23/53	130	409
Highlands	12/29/53	78	1
Hillsborough	01/04/54	1050	229
Jefferson	12/29/53	28	91
Lafayette	12/24/53	30	16
Lake	12/23/53	160	189
Leon	12/23/53	144	268
Levy	12/23/53	9	368
Liberty	01/06/54	J	40
Madison	12/26/53	67	381
Marion	12/28/53	168	179
Orange	12/24/53	541	253
Osceola	12/24/53	39	42
Pasco	12/23/53	67	1
Pinellas	12/22/53	988	333
Polk	01/05/54	1021	473
Seminole	12/29/53	118	535
Sumter	12/28/53	37	466
Suwanee	12/28/53	85	346
Taylor	12/24/53	43	225
Volusia	12/24/53	303	454
Wakulla	12/30/53	19	380

STATE OF GEORGIA

County	Date of Recordation	Book	Page

Cook	01/15/54	39	437
Echols	01/15/54	A-4	418
Lowndes	12/29/53	7-X	235

SIXTH SUPPLEMENTAL INDENTURE dated July 1, 1954
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	11/19/54	286	129
Bay	11/22/54	125	502
Brevard	10/30/91	3157	3719
Citrus	11/19/54	9	525
Columbia	11/20/54	17	479
Dixie	11/19/54	7	299
Flagler	10/30/91	456	713
Franklin	11/19/54	5	465
Gadsden	11/20/54	A-29	411
Gilchrist	11/19/54	9	530
Gulf	11/22/54	19	284
Hamilton	11/22/54	59	425
Hardee	11/19/54	37	307
Hernando	11/19/54	7	335
Highlands	11/19/54	82	403
Hillsborough	11/26/54	1116	164
Jefferson	11/19/54	29	17
Lafayette	11/19/54	31	138
Lake	11/19/54	170	225
Leon	11/19/54	159	209
Levy	11/19/54	10	523
Liberty	11/30/54	“J”	215
Madison	11/20/54	69	483
Marion	11/20/54	181	573
Orange	11/23/54	578	123
Osceola	11/20/54	42	216
Pasco	11/22/54	15	568
Pinellas	11/18/54	1046	507
Polk	11/23/54	1068	22
Seminole	11/19/54	28	374
Sumter	11/30/54	40	81
Suwanee	11/23/54	89	1
Taylor	11/20/54	45	377
Volusia	11/23/54	327	538
Wakulla	11/19/54	20	445

STATE OF GEORGIA

County	Date of Recordation	Book	Page

Cook	11/20/54	55	385
Echols	11/20/54	5	86
Lowndes	11/20/54	3	387

SEVENTH SUPPLEMENTAL INDENTURE dated July 1, 1956
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	07/27/56	320	309
Bay	07/27/56	145	395
Brevard	10/30/91	3157	3746
Citrus	07/25/56	28	403
Columbia	07/26/56	38	279
Dixie	07/30/56	9	1
Flagler	10/30/91	456	740
Franklin	07/27/56	16	392
Gadsden	07/26/56	A-36	100
Gilchrist	07/31/56	11	289
Gulf	08/02/56	23	475
Hamilton	07/27/56	11	79
Hardee	07/31/56	43	1
Hernando	07/26/56	21	88
Highlands	07/31/56	11	571
Hillsborough	08/06/56	1260	125
Jefferson	07/25/56	30	295
Lafayette	07/25/56	33	117
Lake	07/26/56	189	613
Leon	07/25/56	190	301
Levy	07/30/56	14	13
Liberty	07/31/56	“J”	531
Madison	07/26/56	74	12
Marion	07/26/56	208	223
Orange	07/27/56	126	165
Osceola	07/26/56	49	1
Pasco	08/02/56	51	353
Pinellas	07/24/56	1168	481
Polk	08/20/56	1180	30
Seminole	07/27/56	90	5
Sumter	08/02/56	43	523
Suwanee	07/26/56	96	67
Taylor	07/25/56	52	451
Volusia	07/26/56	384	195
Wakulla	07/25/56	22	281

STATE OF GEORGIA

County	Date of Recordation	Book	Page

Cook	07/26/56	48	36
Echols	07/26/56	5	401
Lowndes	07/25/56	22	419

EIGHTH SUPPLEMENTAL INDENTURE dated July 1, 1958
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	07/23/58	20	227
Bay	08/05/58	170	295
Brevard	10/30/91	3157	3785
Citrus	07/24/58	55	336
Columbia	07/23/58	66	365
Dixie	07/22/58	11	166
Flagler	10/30/91	456	779
Franklin	07/22/58	29	248
Gadsden	07/23/58	9	48
Gilchrist	07/22/58	12	341
Gulf	07/24/58	29	40
Hamilton	07/22/58	23	1
Hardee	07/22/58	49	451
Hernando	07/25/58	39	358
Highlands	07/29/58	50	514
Hillsborough	07/29/58	111	108
Jefferson	07/23/58	33	19
Lafayette	07/23/58	35	120
Lake	07/31/58	56	297
Leon	07/23/58	216	129
Levy	07/22/58	18	63
Liberty	07/24/58	“K”	413
Madison	07/23/58	78	310
Marion	07/29/58	237	447
Orange	07/23/58	403	300
Osceola	07/23/58	26	462
Pasco	07/25/58	96	455
Pinellas	07/24/58	381	683
Polk	07/24/58	165	452
Seminole	07/23/58	178	26
Sumter	08/01/58	5	66
Suwanee	07/23/58	102	360
Taylor	07/22/58	4	254
Volusia	07/23/58	129	244
Wakulla	07/25/58	24	375

NINTH SUPPLEMENTAL INDENTURE dated October 1, 1960
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	11/23/60	119	158
Bay	11/25/60	28	411
Brevard	10/30/91	3157	3822
Citrus	12/01/60	93	370
Columbia	11/17/60	105	133
Dixie	11/16/60	13	331
Flagler	10/30/91	456	816
Franklin	11/17/60	49	375
Gadsden	11/17/60	29	655
Gilchrist	11/16/60	1	473
Gulf	11/21/60	5	409
Hamilton	11/18/60	37	171
Hardee	11/17/60	60	76
Hernando	11/16/60	65	688
Highlands	11/18/60	108	421
Hillsborough	11/23/60	629	675
Jefferson	11/18/60	8	290
Lafayette	11/16/60	38	185
Lake	11/21/60	141	619
Leon	11/23/60	254	479
Levy	11/16/60	23	537
Liberty	11/17/60	“M”	525
Madison	11/22/60	11	153
Marion	11/18/60	54	420
Orange	11/22/60	817	569
Osceola	11/16/60	68	410
Pasco	11/21/60	158	530
Pinellas	11/16/60	1036	239
Polk	11/18/60	440	179
Seminole	11/21/60	332	203
Sumter	11/30/60	25	318
Suwanee	11/17/60	111	282
Taylor	11/18/60	21	626
Volusia	11/21/60	330	281
Wakulla	11/21/60	28	185

TENTH SUPPLEMENTAL INDENTURE dated May 1, 1962
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	06/07/62	188	123
Bay	06/15/62	70	173
Brevard	10/30/91	3157	3858
Citrus	06/08/62	120	221
Columbia	06/05/62	130	187
Dixie	06/05/62	15	36
Flagler	10/30/91	456	852
Franklin	06/06/62	58	333
Gadsden	06/05/62	45	493
Gilchrist	06/05/62	7	261
Gulf	06/06/62	14	147
Hamilton	06/05/62	46	407
Hardee	06/05/62	16	449
Hernando	06/05/62	82	326
Highlands	06/11/62	148	617
Hillsborough	0611/62	949	738
Jefferson	06/05/62	13	606
Lafayette	06/08/62	39	385
Lake	06/06/62	204	1
Leon	06/11/62	48	49
Levy	06/05/62	27	574
Liberty	06/06/62	0	214
Madison	06/05/62	20	76
Marion	06/15/62	112	412
Orange	06/06/62	1060	464
Osceola	06/05/62	90	389
Pasco	06/08/62	202	457
Pinellas	06/01/62	1438	571
Polk	06/14/62	605	696
Seminole	06/13/62	408	102
Sumter	06/13/62	40	85
Suwanee	06/05/62	116	273
Taylor	06/05/62	34	330
Volusia	06/20/62	456	46
Wakulla	06/11/62	31	349

ELEVENTH SUPPLEMENTAL INDENTURE dated April 1, 1965
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	05/21/65	324	610
Bay	05/28/65	158	231
Brevard	10/30/91	3157	3894
Citrus	05/13/65	179	485
Columbia	05/17/65	184	314
Dixie	05/13/65	6	485
Flagler	10/30/91	456	888
Franklin	05/19/65	72	497
Gadsden	05/18/65	73	410
Gilchrist	05/13/65	17	11
Gulf	05/18/65	24	717
Hamilton	05/13/65	63	327
Hardee	05/13/65	47	377
Hernando	05/13/65	112	236
Highlands	05/21/65	232	421
Hillsborough	05/12/65	1448	57
Jefferson	05/14/65	23	198
Lafayette	05/13/65	1	687
Lake	05/19/65	287	74
Leon	05/21/65	178	48
Levy	05/21/65	34	519
Liberty	05/14/65	6	1
Madison	05/14/65	34	399
Marion	05/24/65	228	528
Orange	05/25/65	1445	830
Osceola	05/18/65	132	351
Pasco	05/13/65	291	437
Pinellas	05/12/65	2154	77
Polk	05/17/65	929	371
Seminole	05/19/65	535	241
Sumter	05/14/65	68	83
Suwanee	05/17/65	24	673
Taylor	05/17/65	56	129
Volusia	05/19/65	708	531
Wakulla	05/17/65	8	6

TWELFTH SUPPLEMENTAL INDENTURE dated November 1, 1965
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	12/10/65	355	229
Bay	12/20/65	174	619
Brevard	10/30/91	3157	3931
Citrus	12/22/65	192	309
Columbia	12/10/65	194	338
Dixie	12/10/65	9	42
Flagler	10/30/91	456	925
Franklin	12/13/65	76	249
Gadsden	12/10/65	78	606
Gilchrist	12/10/65	19	447
Gulf	12/10/65	26	692
Hamilton	12/10/65	66	303
Hardee	12/10/65	53	426
Hernando	12/13/65	118	441
Highlands	12/20/65	248	20
Hillsborough	12/17/65	1548	603
Jefferson	12/10/65	24	595
Lafayette	12/10/65	2	671
Lake	12/20/65	301	528
Leon	12/20/65	205	170
Levy	12/20/65	36	184
Liberty	12/10/65	6	477
Madison	12/11/65	36	806
Marion	12/27/65	254	153
Orange	12/10/65	1499	785
Osceola	12/10/65	140	445
Pasco	12/13/65	312	19
Pinellas	12/09/65	2283	186
Polk	12/20/65	984	641
Seminole	12/22/65	559	591
Sumter	12/14/65	73	283
Suwanee	12/14/65	30	218
Taylor	12/10/65	59	361
Volusia	12/10/65	755	174
Wakulla	12/20/65	9	390

THIRTEENTH SUPPLEMENTAL INDENTURE dated August 1, 1967
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	08/22/67	458	347
Bay	08/28/67	223	457
Brevard	10/30/91	3157	3964
Citrus	08/28/67	218	756
Columbia	08/22/67	225	304
Dixie	08/22/67	15	367
Flagler	10/30/91	456	962
Franklin	08/28/67	83	556
Gadsden	08/23/67	96	29
Gilchrist	08/22/67	25	131
Gulf	08/22/67	33	618
Hamilton	08/23/67	76	465
Hardee	08/22/67	71	366
Hernando	08/28/67	137	646
Highlands	08/30/67	288	585
Hillsborough	08/28/67	1795	635
Jefferson	08/23/67	30	662
Lafayette	08/22/67	5	694
Lake	08/25/67	342	196
Leon	08/30/67	280	594
Levy	08/28/67	41	262
Liberty	08/23/67	10	90
Madison	08/23/67	44	606
Marion	09/01/67	324	444
Orange	08/24/67	1660	421
Osceola	08/22/67	164	335
Pasco	08/28/67	370	728
Pinellas	08/21/67	2659	498
Polk	09/06/67	1108	900
Seminole	08/31/67	628	506
Sumter	09/06/67	87	602
Suwanee	08/23/67	47	228
Taylor	08/24/67	67	782
Volusia	08/24/67	964	254
Wakulla	08/31/67	14	755

FOURTEENTH SUPPLEMENTAL INDENTURE dated November 1, 1968
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	12/06/68	543	198
Bay	12/18/68	262	487
Brevard	10/30/91	3157	3984
Citrus	12/09/68	239	487
Columbia	12/09/68	242	397
Dixie	12/09/68	20	109
Flagler	10/30/91	456	983
Franklin	12/06/68	88	538
Gadsden	12/12/68	110	7
Gilchrist	12/06/68	29	281
Gulf	12/09/68	38	359
Hamilton	12/06/68	82	245
Hardee	12/06/68	83	221
Hernando	12/09/68	164	395
Highlands	12/11/68	319	390
Hillsborough	12/19/68	1977	890
Jefferson	12/09/68	35	32
Lafayette	12/06/68	9	170
Lake	12/06/68	371	438
Leon	12/19/68	342	572
Levy	12/09/68	44	215
Liberty	12/09/68	12	41
Madison	12/09/68	49	627
Marion	12/20/68	375	12
Orange	12/06/68	1785	837
Osceola	12/06/68	183	688
Pasco	12/06/68	423	607
Pinellas	12/06/68	2964	580
Polk	12/10/68	1193	854
Seminole	12/18/68	695	638
Sumter	01/02/69	98	509
Suwanee	12/06/68	60	50
Taylor	12/09/68	73	494
Volusia	12/09/68	1060	466
Wakulla	12/19/68	18	593

FIFTEENTH SUPPLEMENTAL INDENTURE dated August 1, 1969
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	08/26/69	592	206
Bay	09/03/69	283	513
Brevard	10/30/91	3157	4002
Citrus	08/26/69	251	437
Columbia	09/05/69	251	586
Dixie	08/26/69	21	705
Flagler	10/30/91	456	1001
Franklin	08/26/69	92	363
Gadsden	08/26/69	116	723
Gilchrist	09/04/69	31	539
Gulf	08/26/69	41	23
Hamilton	08/26/69	85	292
Hardee	08/26/69	91	19
Hernando	09/03/69	191	745
Highlands	09/05/69	339	90
Hillsborough	09/03/69	2073	501
Jefferson	08/26/69	37	193
Lafayette	08/26/69	12	235
Lake	09/11/69	389	148
Leon	09/05/69	377	548
Levy	08/26/69	6	348
Liberty	08/29/69	12	680
Madison	08/26/69	52	263
Marion	09/08/69	399	668
Orange	08/27/69	1867	156
Osceola	09/03/69	192	726
Pasco	08/26/69	459	315
Pinellas	08/26/69	3149	131
Polk	09/04/69	1241	971
Seminole	09/05/69	740	500
Sumter	09/05/69	104	504
Suwanee	08/26/69	66	489
Taylor	08/26/69	77	44
Volusia	08/26/69	1123	577
Wakulla	09/05/69	21	231

SIXTEENTH SUPPLEMENTAL INDENTURE dated February 1, 1970
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	03/13/70	625	297
Bay	03/23/70	298	539
Brevard	10/30/91	3157	4019
Citrus	03/16/70	261	729
Columbia	03/13/70	257	622
Dixie	03/13/70	23	107
Flagler	10/30/91	456	1019
Franklin	03/13/70	94	507
Gadsden	03/13/70	121	571
Gilchrist	03/20/70	33	449
Gulf	03/16/70	43	244
Hamilton	03/14/70	87	291
Hardee	03/16/70	97	225
Hernando	03/20/70	212	536
Highlands	03/20/70	352	25
Hillsborough	03/20/70	2146	824
Jefferson	03/13/70	38	643
Lafayette	03/16/70	14	42
Lake	03/13/70	400	545
Leon	04/02/70	406	203
Levy	03/20/70	11	150
Liberty	03/13/70	13	494
Madison	03/13/70	54	152
Marion	03/20/70	419	113
Orange	03/20/70	1927	853
Osceola	03/13/70	199	282
Pasco	03/13/70	487	207
Pinellas	03/23/70	3294	582
Polk	03/27/70	1278	4
Seminole	03/20/70	771	384
Sumter	03/27/70	109	1
Suwanee	03/13/70	71	61
Taylor	03/16/70	79	282
Volusia	03/13/70	1183	353
Wakulla	03/24/70	23	36

SEVENTEENTH SUPPLEMENTAL INDENTURE dated November 1, 1970
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	12/15/70	678	70
	01/08/71	682	405B
Bay	01/11/71	321	565
Brevard	10/30/91	3157	4030
Citrus	01/07/71	277	324
Columbia	12/16/70	266	25
	01/07/71	266	351
Dixie	01/07/71	25	246
Flagler	10/30/91	456	1030
Franklin	12/15/70	98	171
	01/18/71	98	472
Gadsden	01/07/71	128	705
Gilchrist	01/13/71	36	5
Gulf	12/16/70	46	132
Hamilton	12/16/70	90	201
	01/08/71	90	325
Hardee	12/16/70	106	109
	01/07/71	107	15
Hernando	12/16/70	246	299
	01/13/71	252	715
Highlands	01/11/71	372	79
Hillsborough	01/11/71	2261	308
Jefferson	12/16/70	41	467
Lafayette	01/06/71	16	144
Lake	01/12/71	421	742
Leon	01/14/71	449	244
Levy	01/11/71	18	65
Liberty	12/16/70	14	535
Madison	01/07/71	56	911
Marion	01/11/71	449	33
Orange	01/11/71	2021	24
Osceola	01/29/71	212	353
Pasco	01/08/71	524	86
Pinellas	01/14/71	3467	449
Polk	01/14/71	1331	880
Seminole	01/11/71	819	223
Sumter	01/11/71	115	308
Suwanee	12/17/70	77	82
Taylor	12/17/70	83	53
Volusia	01/11/71	1257	142
Wakulla	01/12/71	26	175

EIGHTEENTH SUPPLEMENTAL INDENTURE dated October 1, 1971
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	11/17/71	755	116
Bay	11/09/71	351	33
Brevard	10/30/91	3157	4062
Citrus	11/16/71	296	490
Columbia	11/15/71	278	597
Dixie	11/09/71	31	23
Flagler	10/30/91	456	1062
Franklin	11/09/71	103	278
Gadsden	11/10/71	138	360
Gilchrist	11/16/71	39	92
Gulf	11/11/71	49	107
Hamilton	11/09/71	93	538
Hardee	11/09/71	119	63
Hernando	11/17/71	280	1
Highlands	11/16/71	393	578
Hillsborough	11/17/71	2393	263
Jefferson	11/11/71	45	135
Lafayette	11/09/71	19	91
Lake	11/16/71	447	834
Leon	11/12/71	496	190
Levy	11/16/71	26	748
Liberty	11/10/71	16	108
Madison	11/11/71	61	220
Marion	11/16/71	487	239
Orange	11/18/71	2144	179
Osceola	11/10/71	229	360
Pasco	11/12/71	569	344
Pinellas	11/09/71	3659	630
Polk	11/16/71	1400	1
Seminole	11/16/71	892	460
Sumter	11/09/71	123	457
Suwanee	11/12/71	86	28
Taylor	11/09/71	87	706
Volusia	11/09/71	1352	118
Wakulla	11/16/71	30	218

NINETEENTH SUPPLEMENTAL INDENTURE dated June 1, 1971
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	07/31/72	797	81
Bay	07/31/72	378	483
Brevard	10/30/91	3157	4079
Citrus	08/01/72	314	557
Columbia	07/31/72	290	418
Dixie	07/31/72	35	44
Flagler	10/30/91	456	1079
Franklin	07/31/72	107	442
Gadsden	07/31/72	147	296
Gilchrist	07/31/72	41	148
Gulf	07/31/72	51	371
Hamilton	07/31/72	96	573
Hardee	07/31/72	130	35
Hernando	07/31/72	295	702
Highlands	07/31/72	409	578
Hillsborough	07/31/72	2518	15
Jefferson	07/31/72	48	389
Lafayette	08/04/72	22	70
Lake	08/02/72	474	134
Leon	08/02/72	537	763
Levy	08/02/72	35	5
Liberty	08/03/72	17	319
Madison	08/03/72	65	120
Marion	08/02/72	521	427
Orange	08/03/72	2259	950
Osceola	08/02/72	245	626
Pasco	08/03/72	619	487
Pinellas	08/02/72	3846	454
Polk	08/02/72	1467	276
Seminole	08/03/72	948	1035
Sumter	08/02/72	131	348
Suwanee	08/02/72	93	785
Taylor	08/03/72	92	198
Volusia	08/02/72	1456	420
Wakulla	08/03/72	33	147

TWENTIETH SUPPLEMENTAL INDENTURE dated November 1, 1972
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	01/22/73	818	709
Bay	01/22/73	400	226
Brevard	10/30/91	3157	4096
Citrus	01/22/73d	328	152
Columbia	01/22/73	298	244
Dixie	01/22/73	38	92
Flagler	10/30/91	456	1096
Franklin	01/22/73	110	446
Gadsden	01/22/73	154	117
Gilchrist	01/2273	42	685
Gulf	01/22/73	52	813
Hamilton	01/22/73	99	270
Hardee	01/22/73	138	88
Herdando	01/22/73	306	325
Highlands	01/22/73	422	5
Hillsborough	01/22/73	2612	659
Jefferson	01/23/73	50	632
Lafayette	01/22/73	23	338
Lake	01/22/73	492	696
Leon	01/25/73	567	238
Levy	01/22/73	40	755
Liberty	01/23/73	18	51
Madison	01/23/73	67	413
Marion	01/22/73	546	125
Orange	01/22/73	2345	569
Osceola	01/24/73	256	564
Pasco	01/22/73	654	281
Pinellas	01/23/73	3980	788
Polk	01/24/73	1514	854
Seminole	01/22/73	136	696
Sumter	01/22/73	136	696
Suwanee	01/22/73	98	583
Taylor	01/22/73	95	99
Volusia	01/22/73	1533	327
Wakulla	01/26/73	35	266

TWENTY-FIRST SUPPLEMENTAL INDENTURE dated June 1, 1973
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	08/30/73	850	668
Bay	08/30/73	431	401
Brevard	10/30/91	3157	4126
Citrus	08/31/73	349	609
Columbia	08/30/73	309	245
Dixie	08/30/73	41	473
Flagler	10/30/91	456	1126
Franklin	08/31/73	115	120
Gadsden	08/31/73	164	90
Gilchrist	08/31/73	45	387
Gulf	09/04/73	54	736
Hamilton	09/04/73	104	250
Hardee	08/31/73	149	295
Herdando	08/31/73	321	479
Highlands	08/31/73	442	961
Hillsborough	08/31/73	2740	278
Jefferson	08/31/73	54	591
Lafayette	09/07/73	26	73
Lake	08/31/73	520	70
Leon	09/06/73	609	543
Levy	09/05/73	50	741
Liberty	08/31/73	19	111
Madison	08/31/73	71	22
Marion	09/04/73	585	491
Orange	09/07/73	2448	1009
Osceola	09/06/73	272	204
Pasco	09/04/73	707	613
Pinellas	08/31/73	4073	767
Polk	08/31/73	1550	1341
Seminole	09/04/73	993	0048
Sumter	08/31/73	144	265
Suwanee	09/04/73	106	192
Taylor	08/31/73	99	444
Volusia	08/31/73	1647	440
Wakulla	08/31/73	38	458

TWENTY-SECOND SUPPLEMENTAL INDENTURE dated December 1, 1973
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	02/28/74	876	74
Bay	02/28/74	457	572
Brevard	10/30/91	3157	4155
Citrus	03/18/74	365	200
Columbia	03/01/74	319	179
Dixie	02/28/74	44	149
Flagler	10/30/91	456	1155
Franklin	03/01/74	119	14
Gadsden	03/01/74	171	264
Gilchrist	02/28/74	48	25
Gulf	03/01/74	56	427
Hamilton	03/01/74	109	89
Hardee	02/28/74	158	140
Herdando	02/28/74	333	455
Highlands	02/28/74	458	394
Hillsborough	02/28/74	2842	642
Jefferson	03/01/74	58	5
Lafayette	03/01/74	28	34
Lake	03/04/74	540	77
Leon	03/01/74	638	672
Levy	02/28/74	57	769
Liberty	03/01/74	20	54
Madison	03/01/74	73	545
Marion	02/28/74	617	19
Orange	02/28/74	2504	1707
Osceola	03/01/74	284	344
Pasco	03/01/74	739	1360
Pinellas	02/28/74	4141	1397
Polk	02/28/74	1578	1983
Seminole	03/04/74	1010	1601
Sumter	03/01/74	150	278
Suwanee	03/04/74	111	766
Taylor	03/04/74	102	694
Volusia	03/04/74	1712	645
Wakulla	03/05/74	40	626

TWENTY-THIRD SUPPLEMENTAL INDENTURE dated October 1, 1976
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	11/29/76	1035	716
Bay	11/29/76	600	687
Brevard	10/30/91	3157	4184
Citrus	12/08/76	448	668
Columbia	12/03/76	370	898
Dixie	11/29/76	56	160
Flagler	10/30/91	456	1184
Franklin	11/29/76	136	420
Gadsden	12/06/76	219	533
Gilchrist	11/30/76	62	464
Gulf	11/30/76	68	753
Hamilton	11/30/76	131	855
Hardee	11/29/76	212	10
Herdando	12/03/76	397	623
Highlands	11/29/76	535	951
Hillsborough	11/29/76	3181	1281
Jefferson	11/29/76	75	198
Lafayette	11/29/76	36	422
Lake	12/06/76	620	66
Leon	11/30/76	823	723
Levy	11/29/76	98	32
Liberty	11/29/76	25	104
Madison	12/06/76	89	124
Marion	12/08/76	779	258
Orange	12/06/76	2745	889
Osceola	11/30/76	345	524
Pasco	12/03/76	867	1165
Pinellas	12/03/76	4484	1651
Polk	11/29/76	1720	2000
Seminole	12/06/76	1105	1137
Sumter	11/30/76	181	97
Suwanee	11/29/76	146	437
Taylor	11/30/76	123	111
Volusia	12/06/76	1872	1438
Wakulla	12/07/76	53	837

TWENTY-FOURTH SUPPLEMENTAL INDENTURE dated April 1, 1979
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	06/11/79	1212	956
Bay	06/12/79	734	343
Brevard	10/30/91	3157	4212
Citrus	06/12/79	538	1687
Columbia	06/14/79	429	139
Dixie	06/12/79	68	122
Flagler	10/30/91	456	1212
Franklin	06/13/79	159	186
Gadsden	06/13/79	259	396
Gilchrist	06/12/79	77	260
Gulf	06/14/79	78	174
Hamilton	06/12/79	142	859
Hardee	06/12/79	245	558
Herdando	06/12/79	443	17
Highlands	06/13/79	620	77
Hillsborough	06/12/79	3523	1162
Jefferson	06/13/79	93	685
Lafayette	06/13/79	44	496
Lake	06/12/79	678	266
Leon	06/15/79	931	526
Levy	06/12/79	141	163
Liberty	06/13/79	30	394
Madison	06/13/79	108	655
Marion	06/13/79	976	451
Orange	06/13/79	3018	812
Osceola	06/12/79	438	115
Pasco	06/14/79	1013	126
Pinellas	06/12/79	4867	291
Polk	06/12/79	1881	2012
Seminole	06/12/79	1228	606
Sumter	06/12/79	216	642
Suwanee	06/12/79	184	514
Taylor	06/13/79	145	686
Volusia	06/12/79	2082	1430
Wakulla	06/13/79	69	884

TWENTY-FIFTH SUPPLEMENTAL INDENTURE dated April 1, 1980
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	07/25/80	1290	319
Bay	07/25/80	794	596
Brevard	10/30/91	3157	4238
Citrus	07/28/80	560	2030
Columbia	07/24/80	451	126
Dixie	07/24/80	73	220
Flagler	10/30/91	456	1238
Franklin	07/28/80	169	589
Gadsden	07/25/80	275	649
Gilchrist	07/24/80	84	551
Gulf	07/28/80	82	290
Hamilton	07/25/80	148	774
Hardee	07/25/80	257	823
Herdando	07/24/80	465	441
Highlands	07/29/80	658	523
Hillsborough	07/24/80	3684	411
Jefferson	07/25/80	101	387
Lafayette	07/24/80	47	586
Lake	07/24/80	705	977
Leon	07/25/80	966	426
Levy	07/25/80	161	478
Liberty	07/25/80	32	981
Madison	07/28/80	117	572
Marion	07/28/80	1027	1141
Orange	07/25/80	3127	1401
Osceola	07/30/80	489	198
Pasco	07/25/80	1077	1362
Pinellas	06/24/80	5038	2013
Polk	07/25/80	1956	1808
Seminole	07/28/80	1288	1105
Sumter	07/25/80	233	598
Suwanee	07/29/80	200	618
Taylor	07/28/80	156	740
Volusia	07/25/80	2185	587
Wakulla	07/28/80	76	879

TWENTY-SIXTH SUPPLEMENTAL INDENTURE dated November 1, 1980
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	01/27/81	1326	527
Bay	01/26/81	823	570
Brevard	10/30/91	3157	4267
Citrus	01/28/81	570	1391
Columbia	01/27/81	461	435
Dixie	01/23/81	75	785
Flagler	10/30/91	456	1267
Franklin	01/27/81	174	320
Gadsden	01/26/81	282	356
Gilchrist	01/23/81	87	484
Gulf	01/26/81	84	307
Hamilton	01/26/81	151	44
Hardee	01/27/81	264	214
Herdando	01/26/81	476	916
Highlands	01/26/81	676	12
Hillsborough	01/26/81	3760	1223
Jefferson	01/26/81	104	658
Lafayette	01/27/81	49	175
Lake	01/27/81	717	2439
Leon	01/30/81	983	1982
Levy	01/26/81	169	716
Liberty	01/26/81	33	875
Madison	01/27/81	121	535
Marion	01/26/81	1051	47
Orange	01/26/81	3167	2388
Osceola	01/28/81	512	78
Pasco	01/26/81	1108	1247
Pinellas	12/31/80	5128	1781
Polk	01/27/81	1994	436
Seminole	01/27/81	1317	775
Sumter	01/26/81	241	211
Suwanee	01/27/81	209	696
Taylor	01/26/81	161	461
Volusia	01/26/81	2236	1396
Wakulla	01/26/81	79	837

TWENTY-SEVENTH SUPPLEMENTAL INDENTURE dated November 15, 1980
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	02/10/81	1328	880
Bay	02/10/81	825	667
Brevard	10/30/91	3157	4295
Citrus	02/13/81	571	1236
Columbia	02/09/81	462	275
Dixie	02/09/81	76	147
Flagler	10/30/91	456	1295
Franklin	02/11/81	174	590
Gadsden	02/11/81	283	105
Gilchrist	02/13/81	88	100
Gulf	02/17/81	84	561
Hamilton	02/11/81	151	256
Hardee	02/11/81	264	618
Herdando	02/10/81	477	904
Highlands	02/11/81	677	519
Hillsborough	02/10/81	3766	35
Jefferson	02/12/81	105	318
Lafayette	02/10/81	49	299
Lake	02/10/81	718	2428
Leon	02/18/81	985	1655
Levy	02/12/81	170	567
Liberty	02/12/81	34	94
Madison	02/11/81	122	47
Marion	02/10/81	1052	1660
Orange	02/11/81	3171	1797
Osceola	02/13/81	514	336
Pasco	02/10/81	1111	307
Pinellas	02/10/81	5147	951
Polk	02/11/81	1997	527
Seminole	02/11/81	1319	1660
Sumter	02/11/81	241	746
Suwanee	02/11/81	210	652
Taylor	02/11/81	161	793
Volusia	02/10/81	2241	333
Wakulla	02/11/81	80	188

TWENTY-EIGHTH SUPPLEMENTAL INDENTURE dated May 1, 1981
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	06/08/81	1351	161
Bay	07/20/81	853	623
Brevard	10/30/91	3157	4321
Citrus	06/08/81	578	919
Columbia	06/08/81	469	507
Dixie	06/09/81	78	172
Flagler	10/30/91	456	1321
Franklin	06/10/81	178	166
Gadsden	06/08/81	286	1847
Gilchrist	06/05/81	90	526
Gulf	06/09/81	85	881
Hamilton	06/08/81	152	776
Hardee	06/05/81	267	797
Herdando	06/05/81	484	1645
Highlands	06/05/81	689	338
Hillsborough	06/05/81	3814	700
Jefferson	06/09/81	107	352
Lafayette	06/05/81	50	758
Lake	06/08/81	727	209
Leon	06/08/81	996	1780
Levy	06/08/81	176	81
Liberty	06/12/81	34	859
Madison	06/08/81	125	615
Marion	06/05/81	1068	1824
Orange	06/08/81	3199	783
Osceola	06/09/81	532	1
Pasco	06/05/81	1132	1007
Pinellas	06/05/81	5201	1902
Polk	06/12/81	2022	642
Seminole	06/08/81	1340	894
Sumter	06/05/81	246	210
Suwanee	06/05/81	217	153
Taylor	06/09/81	165	536
Volusia	06/05/81	2272	1296
Wakulla	06/08/81	82	500

TWENTY-NINTH SUPPLEMENTAL INDENTURE dated September 1, 1982
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	10/06/82	1440	284
Bay	10/08/82	912	523
Brevard	10/30/91	3157	4348
Citrus	10/07/82	604	1403
Columbia	10/06/82	498	260
Dixie	10/07/82	85	2
Flagler	10/30/91	456	1348
Franklin	10/11/82	191	239
Gadsden	10/08/82	297	266
Gilchrist	10/07/82	98	657
Gulf	10/07/82	91	125
Hamilton	10/06/82	159	396
Hardee	10/07/82	281	339
Herdando	10/06/82	510	1386
Highlands	10/08/82	733	571
Hillsborough	10/06/82	4009	985
Jefferson	10/08/82	115	766
Lafayette	10/06/82	55	163
Lake	10/08/82	759	836
Leon	10/07/82	1041	20
Levy	10/06/82	198	511
Liberty	10/07/82	38	218
Madison	10/07/82	136	685
Marion	10/06/82	1128	717
Orange	10/07/82	3316	738
Osceola	10/11/82	606	68
Pasco	10/06/82	1212	1279
Pinellas	10/07/82	5411	1407
Polk	10/07/82	2110	93
Seminole	10/06/82	1416	535
Sumter	10/06/82	263	631
Suwanee	10/06/82	238	524
Taylor	10/07/82	178	879
Volusia	10/06/82	2391	1879
Wakulla	10/07/82	91	306

THIRTIETH SUPPLEMENTAL INDENTURE dated October 1, 1982
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	12/02/82	1450	90
Bay	12/06/82	916	1538
Brevard	10/30/91	3157	4364
Citrus	12/03/82	607	1034
Columbia	12/06/82	501	729
Dixie	12/06/82	86	49
Flagler	10/30/91	456	1364
Franklin	12/07/82	192	448
Gadsden	12/06/82	298	608
Gilchrist	12/03/82	100	18
Gulf	12/07/82	91	744
Hamilton	12/06/82	160	118
Hardee	12/08/82	283	11
Herdando	12/03/82	513	992
Highlands	12/07/82	738	221
Hillsborough	12/03/82	4033	293
Jefferson	12/06/82	117	9
Lafayette	12/06/82	55	444
Lake	12/03/82	763	19
Leon	12/07/82	1047	812
Levy	12/06/82	201	136
Liberty	12/08/82	38	547
Madison	12/07/82	137	808
Marion	12/07/82	1135	1015
Orange	12/06/82	3330	2301
Osceola	12/09/82	615	721
Pasco	12/06/82	1222	1592
Pinellas	11/23/82	5434	229
Polk	12/08/82	2121	118
Seminole	12/06/82	1425	1476
Sumter	12/06/82	265	768
Suwanee	12/07/82	240	699
Taylor	12/06/82	180	189
Volusia	12/06/82	2406	460
Wakulla	12/06/82	92	272

THIRTY-FIRST SUPPLEMENTAL INDENTURE dated November 1, 1991
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	12/05/91	1836	2215
Bay	12/04/91	1347	1335
Brevard	12/05/91	3165	1204
Citrus	12/04/91	917	725
Columbia	12/04/91	753	1847
Dixie	12/09/91	156	90
Flagler	12/04/91	458	1266
Franklin	12/04/91	364	11
Gadsden	12/04/91	386	1240
Gilchrist	12/09/91	182	573
Gulf	12/04/91	148	72
Hamilton	12/04/91	294	236
Hardee	12/04/91	420	322
Herdando	12/03/91	843	1139
Highlands	12/03/91	1161	1860
Hillsborough	12/04/91	6449	1412
Jefferson	12/04/91	225	39
Lafayette	12/05/91	87	430
Lake	12/04/91	1138	1083
Leon	12/04/91	1530	452
Levy	12/05/91	446	454
Liberty	12/04/91	68	508
Madison	12/04/91	258	173
Marion	12/04/91	1787	161
Orange	12/06/91	4352	22
Osceola	12/05/91	1042	587
Pasco	12/03/91	2071	503
Pinellas	11/13/91	7731	740
Polk	12/06/91	3041	1252
Seminole	12/05/91	2364	1942
Sumter	12/03/91	443	254
Suwanee	12/05/91	423	515
Taylor	12/04/91	296	232
Volusia	12/09/91	3712	968
Wakulla	12/05/91	185	524

THIRTY-SECOND SUPPLEMENTAL INDENTURE dated December 1, 1992
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	12/30/92	1888	2338
Bay	12/30/92	1410	42
Brevard	12/29/92	3256	2503
Citrus	12/29/92	965	231
Columbia	12/30/92	769	532
Dixie	12/30/92	165	484
Flagler	12/30/92	480	212
Franklin	12/30/92	399	1
Gadsden	12/30/92	399	1762
Gilchrist	12/30/92	194	693
Gulf	01/06/93	157	343
Hamilton	12/29/92	314	215
Hardee	12/31/92	439	211
Herdando	12/29/92	894	688
Highlands	12/29/92	1200	1665
Hillsborough	12/30/92	6838	810
Jefferson	12/30/92	250	196
Lafayette	12/30/92	92	129
Lake	12/30/92	1203	323
Leon	01/07/93	1611	2296
Levy	12/29/92	479	312
Liberty	12/30/92	73	427
Madison	12/30/92	292	205
Marion	12/29/92	1888	1815
Orange	12/30/92	4506	2985
Osceola	12/31/92	1102	2325
Pasco	12/29/92	3101	950
Pinellas	12/15/92	8120	1705
Polk	12/31/92	3185	899
Seminole	12/29/92	2525	1408
Sumter	12/29/92	471	468
Suwanee	12/29/92	449	469
Taylor	01/21/93	313	221
Volusia	12/30/92	3797	1647
Wakulla	12/31/92	204	765

THIRTY-THIRD SUPPLEMENTAL INDENTURE dated December 1, 1992
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	12/30/92	1888	2426
Bay	12/30/92	1410	130
Brevard	12/29/92	3256	2592
Citrus	12/29/92	965	319
Columbia	12/30/92	769	622
Dixie	12/30/92	165	572
Flagler	12/30/92	480	300
Franklin	12/30/92	399	89
Gadsden	12/30/92	399	1850
Gilchrist	12/30/92	195	1
Gulf	01/06/93	157	431
Hamilton	12/29/92	315	1
Hardee	12/31/92	439	299
Herdando	12/29/92	894	776
Highlands	12/29/92	1200	1754
Hillsborough	12/30/92	6838	898
Jefferson	12/30/92	250	285
Lafayette	12/30/92	92	217
Lake	12/30/92	1203	411
Leon	01/07/93	1611	2384
Levy	12/29/92	479	400
Liberty	12/30/92	73	515
Madison	12/30/92	292	293
Marion	12/29/92	1888	1903
Orange	12/30/92	4506	3073
Osceola	12/31/92	1102	2413
Pasco	12/29/92	3101	1038
Pinellas	12/15/92	8120	1795
Polk	12/31/92	3185	987
Seminole	12/29/92	2525	1496
Sumter	12/29/92	471	556
Suwanee	12/29/92	449	595
Taylor	01/21/93	313	309
Volusia	12/30/92	3797	1735
Wakulla	12/31/92	204	853

THIRTY-FOURTH SUPPLEMENTAL INDENTURE dated February 1, 1993
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	02/23/93	1895	1712
Bay	02/22/93	1418	1202
Brevard	02/22/93	3268	4928
Citrus	03/03/93	972	1372
Columbia	02/23/93	771	1030
Dixie	02/23/93	166	771
Flagler	02/23/93	483	86
Franklin	02/23/93	404	209
Gadsden	02/22/93	402	153
Gilchrist	02/22/93	196	612
Gulf	02/22/93	158	636
Hamilton	02/22/93	317	37
Hardee	02/26/93	442	29
Herdando	02/22/93	901	1009
Highlands	02/23/93	1206	1393
Hillsborough	02/23/93	6891	182
Jefferson	02/23/93	254	267
Lafayette	02/22/93	92	788
Lake	02/22/93	1211	1060
Leon	02/23/93	1621	51
Levy	02/22/93	484	459
Liberty	02/22/93	74	366
Madison	02/22/93	297	50
Marion	03/01/93	1902	1706
Orange	03/01/93	4527	4174
Osceola	02/23/93	1111	2070
Pasco	03/01/93	3118	1205
Pinellas	02/09/93	8173	382
Polk	02/22/93	3203	2186
Seminole	02/22/93	2547	765
Sumter	02/22/93	475	750
Suwanee	02/23/93	454	51
Taylor	02/25/93	314	853
Volusia	02/23/93	3808	3551
Wakulla	02/23/93	207	396

THIRTY-FIFTH SUPPLEMENTAL INDENTURE dated March 1, 1993
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	03/22/93	1898	2769
Bay	03/23/93	1423	659
Brevard	03/22/93	3275	3473
Citrus	03/22/93	975	1
Columbia	03/24/93	772	1536
Dixie	03/23/93	167	499
Flagler	03/23/93	484	1113
Franklin	03/22/93	407	47
Gadsden	03/22/93	403	66
Gilchrist	03/22/93	197	704
Gulf	03/22/93	159	388
Hamilton	03/22/93	320	1
Hardee	03/22/93	443	137
Herdando	03/22/93	905	480
Highlands	03/22/93	1210	47
Hillsborough	03/22/93	6917	972
Jefferson	03/24/93	257	40
Lafayette	03/23/93	93	218
Lake	03/23/93	1216	1165
Leon	03/23/93	1626	1941
Levy	03/23/93	487	375
Liberty	03/22/93	74	627
Madison	03/22/93	299	211
Marion	03/22/93	1910	738
Orange	03/23/93	4539	2634
Osceola	03/25/93	1115	2511
Pasco	03/22/93	3129	149
Pinellas	03/10/93	8200	2030
Polk	03/22/93	3214	1331
Seminole	03/22/93	2559	1330
Sumter	03/22/93	478	191
Suwanee	03/24/93	456	58
Taylor	03/26/93	316	580
Volusia	03/23/93	3814	4453
Wakulla	03/22/93	208	563

THIRTY-SIXTH SUPPLEMENTAL INDENTURE dated July 1, 1993
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	08/06/93	1919	2335
Bay	08/09/93	1447	1661
Brevard	08/05/93	3312	2304
Citrus	08/06/93	994	111
Columbia	08/09/93	778	736
Dixie	08/10/93	171	595
Flagler	08/06/93	493	183
Franklin	08/16/93	423	78
Gadsden	08/06/93	407	1440
Gilchrist	08/06/93	202	372
Gulf	08/06/93	162	831
Hamilton	08/06/93	326	301
Hardee	08/06/93	450	623
Herdando	08/09/93	925	1936
Highlands	08/06/93	1225	1608
Hillsborough	08/05/93	7071	222
Jefferson	08/10/93	266	252
Lafayette	08/09/93	95	394
Lake	08/06/93	1241	430
Leon	08/09/93	1660	1955
Levy	08/06/93	500	395
Liberty	08/06/93	76	362
Madison	08/06/93	312	20
Marion	08/06/93	1948	1022
Orange	08/09/93	4602	366
Osceola	08/06/93	1138	832
Pasco	08/05/93	3182	104
Pinellas	07/20/93	8342	522
Polk	08/05/93	3268	1251
Seminole	08/09/93	2627	330
Sumter	08/05/93	489	700
Suwanee	08/09/93	467	488
Taylor	08/06/93	323	490
Volusia	08/06/93	3848	2752
Wakulla	08/06/93	217	104

THIRTY-SEVENTH SUPPLEMENTAL INDENTURE dated December 1, 1993
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	12/29/93	1942	1768
Bay	12/29/93	1473	1090
Brevard	12/28/93	3353	2186
Citrus	12/29/93	1013	1791
Columbia	12/30/93	784	1174
Dixie	01/04/94	175	744
Flagler	12/30/93	503	269
Franklin	12/30/93	437	69
Gadsden	12/29/93	412	1638
Gilchrist	01/03/94	207	597
Gulf	12/29/93	166	710
Hamilton	12/29/93	334	78
Hardee	12/28/93	458	139
Herdando	12/30/93	947	1037
Highlands	12/29/93	1241	1888
Hillsborough	12/29/93	7235	1829
Jefferson	12/30/93	276	231
Lafayette	12/29/93	97	746
Lake	12/29/93	1267	2229
Leon	12/29/93	1698	1017
Levy	12/30/93	512	733
Liberty	12/29/93	78	291
Madison	12/29/93	324	302
Marion	12/29/93	1990	1962
Orange	12/29/93	4675	2208
Osceola	12/30/93	1163	2641
Pasco	12/29/93	3239	112
Pinellas	12/15/93	8502	2162
Polk	12/28/93	3327	562
Seminole	12/28/93	2703	466
Sumter	12/28/93	502	167*
Suwanee	12/29/93	478	324
Taylor	12/29/93	330	533
Volusia	12/29/93	3885	2736
Wakulla	12/30/93	224	727

*	Due to a scriveners error, the Thirty-Ninth and Fortieth Supplemental Indentures to the Original Indenture erroneously indicated a page number of 157.

THIRTY-EIGHTH SUPPLEMENTAL INDENTURE dated July 25, 1994
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	08/08/94	1975	2678
Bay	08/08/94	1516	432
Brevard	08/08/94	3412	3309
Citrus	08/08/94	1044	2108
Columbia	08/08/94	794	188
Dixie	08/11/94	183	3
Flagler	08/08/94	516	1458
Franklin	08/10/94	465	42
Gadsden	08/09/94	422	570
Gilchrist	08/10/94	216	477
Gulf	08/08/94	172	664
Hamilton	08/08/94	347	189
Hardee	08/08/94	471	495
Herdando	09/06/94	983	887
Highlands	08/08/94	1267	791
Hillsborough	08/10/94	7485	745
Jefferson	08/09/94	298	22
Lafayette	08/09/94	101	626
Lake	08/09/94	1311	1274
Leon	08/08/94	1754	594
Levy	08/08/94	533	45
Liberty	08/09/94	81	566
Madison	08/08/94	348	172
Marion	08/10/94	2060	1272
Orange	08/09/94	4779	4850
Osceola	08/08/94	1205	1060
Pasco	08/08/94	3326	1162
Pinellas	07/25/94	8734	1574
Polk	08/08/94	3423	2168
Seminole	08/08/94	2809	131
Sumter	08/08/94	524	256
Suwanee	08/08/94	500	170
Taylor	08/09/94	342	576
Volusia	08/11/94	3942	4371
Wakulla	08/10/94	239	322

THIRTY-NINTH SUPPLEMENTAL INDENTURE dated July 1, 2001
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	7/16/01	2371	1703
Bay	7/24/01	2052	225
Brevard	7/24/01	4387	206
Citrus	7/16/01	1440	322
Columbia	7/24/01	931	1741
Dixie	7/23/01	262	1
Flagler	7/24/01	758	320
Franklin	7/26/01	671	542
Gadsden	7/23/01	529	134
Gilcrest	7/23/01	2001	3068
Gulf	7/24/01	262	872
Hamilton	7/23/01	504	59
Hardee	7/23/01	614	764
Hernando	7/16/01	1437	619
Highlands	7/16/01	1556	1380
Hillsborough	7/23/01	10952	1626
Jefferson	7/23/01	471	268
Lafayette	7/23/01	169	348
Lake	7/16/01	1974	2275
Leon	7/23/01	2530	74
Levy	7/23/01	752	726
Liberty	7/23/01	124	311
Madison	7/24/01	587	48
Manatee	7/23/01	1692	6974
Marion	7/16/01	2987	1131
Orange	7/16/01	6302	3365
Osceola	7/16/01	1902	1112
Pasco	7/16/01	4667	77
Pinellas	7/13/01	11475	2488
Polk	7/16/01	4751	1
Seminole	7/16/01	4128	170
Sumter	7/16/01	894	40
Suwannee	7/23/01	877	77
Taylor	7/23/01	464	215
Volusia	7/17/01	4714	4356
Wakulla	7/23/01	414	599

FORTIETH SUPPLEMENTAL INDENTURE dated July 1, 2002
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	7/19/02	2486	439
Bay	7/19/02	2164	520
Brevard	7/01/01	4641	2591
Citrus	7/19/02	1521	2
Columbia	7/19/02	958	500
Dixie	7/19/02	277	1
Flagler	7/24/02	838	776
Franklin	7/24/02	706	23
Gadsden	7/19/02	548	415
Gilchrist*	7/19/02	Instrument Number 2002	3363
Gulf	7/19/02	285	369
Hamilton	7/19/02	530	143
Hardee	7/19/02	630	147
Hernando	7/19/02	1552	745
Highlands	7/19/02	1616	1919
Hillsborough	7/19/02	11790	0680
Jefferson	7/22/02	0492	0001
Lafayette	7/19/02	181	406
Lake	7/22/02	02145	1576
Leon	7/19/02	R2697	01718
Levy	7/19/02	795	531
Liberty	7/19/02	131	454
Madison	7/19/02	627	171
Manatee	7/19/02	1759	970
Marion	7/19/02	3203	0458
Orange	7/23/02	6573	5463
Osceola	7/22/02	2082	1419
Pasco	7/19/02	5012	1362
Pinellas	7/26/02	12128	1700
Polk	7/19/02	5064	0027
Seminole	7/23/02	4468	0429
Sumter	7/19/02	988	512
Suwannee	7/19/02	948	7
Taylor	7/19/02	484	562
Volusia	7/19/02	4898	2002
Wakulla	7/22/02	450	344

*	Gilchrist County utilizes an instrument number indexing system rather than a book/page indexing system.

FORTY-FIRST SUPPLEMENTAL INDENTURE dated February 1, 2003
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	3/10/03	2620	1182
Bay	3/20/03	2252	1616
Brevard	3/10/03	4845	847
Citrus	3/10/03	1580	537
Columbia	3/10/03	976	2505
Dixie	3/10/03	285	654
Flagler	3/10/03	905	1523
Franklin	3/12/03	729	424
Gadsden	3/10/03	561	1091
Gilchrist*	3/10/03	Instrument Number 2003	1224
Gulf	3/10/03	301	432
Hamilton	3/10/03	543	358
Hardee	3/10/03	640	218
Hernando	3/7/03	1636	204
Highlands	3/10/03	1660	726
Hillsborough	3/10/03	12427	1748
Jefferson	3/10/03	507	98
Lafayette	3/10/03	189	107
Lake	3/10/03	2276	2224
Leon	3/11/03	2827	95
Levy	3/10/03	826	208
Liberty	3/11/03	136	479
Madison	3/9/03	653	69
Manatee	3/7/03	1809	6624
Marion	3/10/03	3363	1414
Orange	3/10/03	6820	89
Osceola	3/10/03	2208	1762
Pasco	3/7/03	5267	216
Pinellas	3/6/03	12582	1011
Polk	3/6/03	5289	1762
Seminole	3/10/03	4745	970
Sumter	3/7/03	1052	4
Suwannee	3/10/03	995	83
Taylor	3/10/03	497	542
Volusia	3/10/03	5033	4056
Wakulla	3/10/03	478	79

*	Gilchrist County utilizes an instrument number indexing system rather than a book/page indexing system.

FORTY-SECOND SUPPLEMENTAL INDENTURE dated April 1, 2003
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	05/27/2003	2676	753
Bay	05/27/2003	2283	585
Brevard	06/06/2003	4935	345
Citrus	05/23/2003	1604	305
Columbia	05/23/2003	984	87
Dixie	05/23/2003	289	447
Flagler	05/27/2003	935	151
Franklin	05/27/2003	739	166
Gadsden	05/23/2003	566	840
Gilchrist*	05/23/2003	Instrument Number 200300	2716
Gulf	05/27/2003	307	784
Hamilton	05/23/2003	549	1
Hardee	05/28/2003	644	670
Hernando	05/23/2003	1671	1084
Highlands	05/23/2003	1676	1168
Hillsborough	05/28/2003	12682	320
Jefferson	05/23/2003	512	367
Lafayette	05/23/2003	191	373
Lake	05/22/2003	2324	1507
Leon	05/28/2003	2874	1027
Levy	05/27/2003	837	42
Liberty	05/27/2003	138	218
Madison	05/23/2003	664	225
Manatee	05/28/2003	1831	1979
Marion	05/30/2003	3426	1046
Orange	05/23/2003	6925	2125
Osceola	05/22/2003	2256	2207
Pasco	05/23/2003	5370	1906
Pinellas	05/23/2003	12767	1631
Polk	05/23/2003	5372	1233
Seminole	05/30/2003	4843	1879
Sumter	05/30/2003	1076	307
Suwannee	05/23/2003	1013	263
Taylor	05/28/2003	502	773
Volusia	06/02/2003	5084	4311
Wakulla	05/23/2003	488	388

*	Gilchrist County utilizes an instrument number indexing system rather than a book/page indexing system.

FORTY-THIRD SUPPLEMENTAL INDENTURE dated November 1, 2003
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	12/30/2003	2831	1359
Bay	01/12/2004	2385	484
Brevard	01/08/2004	5166	2137
Citrus	12/29/2003	1675	939
Columbia	12/30/2003	1003	767
Dixie	12/30/2003	300	401
Flagler	12/29/2003	1024	1365
Franklin	12/30/2003	769	78
Gadsden	12/29/2003	580	1923
Gilchrist*	12/30/2003	Instrument Number 200300	6794
Gulf	12/30/2003	327	232
Hamilton	12/29/2003	563	163
Hardee	12/29/2003	656	951
Hernando	12/31/2003	1776	1140
Highlands	12/29/2003	1727	647
Hillsborough	12/31/2003	13433	1463
Jefferson	12/30/2003	530	192
Lafayette	12/30/2003	199	454
Lake	12/30/2003	2478	691
Leon	01/08/2004	3018	255
Levy	01/05/2004	868	897
Liberty	12/30/2003	142	561
Madison	12/30/2003	695	129
Manatee	12/30/2003	1891	3077
Marion	01/05/2004	3610	1489
Orange	12/30/2003	7245	2525
Osceola	01/07/2004	2418	906
Pasco	12/30/2003	5676	531
Pinellas	12/23/2003	13265	2523
Polk	12/29/2003	5624	1278
Seminole	12/30/2003	5149	1458
Sumter	01/06/2004	1156	447
Suwannee	12/30/2003	1065	398
Taylor	12/30/2003	516	670
Volusia	12/29/2003	5232	3126
Wakulla	12/29/2003	518	436

*	Gilchrist County utilizes an instrument number indexing system rather than a book/page indexing system.

FORTY-FOURTH SUPPLEMENTAL INDENTURE dated August 1, 2004
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	09/08/2004	2989	679
Bay	09/20/2004	2503	1164
Brevard	09/10/2004	5358	4062
Citrus	09/08/2004	1761	1476
Columbia	09/08/2004	1025	1081
Dixie	09/08/2004	313	405
Flagler	09/10/2004	1141	1282
Franklin	09/07/2004	811	160
Gadsden	09/09/2004	596	209
Gilchrist*	09/08/2004	Instrument Number 200400	4967
Gulf	09/08/2004	351	826
Hamilton	09/08/2004	579	91
Hardee	09/07/2004	669	579
Hernando	09/09/2004	1897	1207
Highlands	09/07/2004	1787	1955
Hillsborough	09/16/2004	14220	1091
Jefferson	09/08/2004	552	115
Lafayette	09/10/2004	209	329
Lake	09/09/2004	2652	1330
Leon	09/10/2004	3158	1432
Levy	09/08/2004	905	525
Liberty	09/09/2004	148	295
Madison	09/08/2004	728	181
Manatee	09/09/2004	1955	6519
Marion	09/14/2004	3819	714
Orange	09/17/2004	7618	4387
Osceola	09/15/2004	2595	1666
Pasco	09/15/2004	6027	311
Pinellas	09/09/2004	13817	1552
Polk	09/09/2004	5915	905
Seminole	09/14/2004	5450	663
Sumter	09/17/2004	1267	646
Suwannee	09/08/2004	1133	1
Taylor	09/07/2004	532	603
Volusia	09/16/2004	5399	4694
Wakulla	09/08/2004	556	566

*	Gilchrist County utilizes an instrument number indexing system rather than a book/page indexing system.

FORTY-FIFTH SUPPLEMENTAL INDENTURE dated May 1, 2005
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	05/25/2005	3130	992
Bay	05/26/2005	2614	528
Brevard	05/31/2005	5474	4268
Citrus	06/03/2005	1862	2370
Columbia	05/26/2005	1047	766
Dixie	05/27/2005	327	196
Flagler	05/26/2005	1254	1518
Franklin	05/26/2005	853	323
Gadsden	05/26/2005	612	684
Gilchrist*	05/26/2005	Instrument Number 200500	3072
Gulf	05/26/2005	378	613
Hamilton	05/26/2005	594	4
Hardee	05/25/2005	683	104
Hernando	05/27/2005	2032	1078
Highlands	05/25/2005	1856	568
Hillsborough	06/01/2005	15064	90
Jefferson	05/24/2005	565	810
Lafayette	05/27/2005	220	324
Lake	05/26/2005	2843	2013
Leon	05/27/2005	3297	1711
Levy	05/26/2005	948	157
Liberty	05/27/2005	154	54
Madison	05/27/2005	760	251
Manatee	05/27/2005	2024	1257
Marion	06/07/2005	4061	390
Orange	05/24/2005	7983	1610
Osceola	06/09/2005	2802	2269
Pasco	05/27/2005	6391	357
Pinellas	05/23/2005	14330	1811
Polk	05/31/2005	6225	332
Seminole	05/27/2005	5741	1576
Sumter	05/26/2005	1382	1
Suwannee	05/26/2005	1199	54
Taylor	05/27/2005	549	201
Volusia	06/03/2005	5567	2445
Wakulla	05/27/2005	595	778

*	Gilchrist County utilizes an instrument number indexing system rather than a book/page indexing system.

FORTY-SIXTH SUPPLEMENTAL INDENTURE dated September 1, 2007
STATE OF FLORIDA

County	Date of Recordation	Book	Page

Alachua	10/15/2007	3691	1036
Bay	10/15/2007	2984	1808
Brevard	10/19/2007	5819	7058
Citrus	10/16/2007	2167	1649
Columbia	10/15/2007	1133	1243
Dixie	10/18/2007	379	107
Flagler	10/16/2007	1620	800
Franklin	10/15/2007	950	1
Gadsden	10/17/2007	681	453
Gilchrist*	10/16/2007	Instrument Number 200700	6252
Gulf	10/18/2007	448	17
Hamilton	10/15/2007	652	1
Hardee*	10/17/2007	Instrument Number 20072500	9084
Hernando	10/15/2007	2499	1578
Highlands	10/16/2007	2103	1577
Hillsborough	10/17/2007	18191	597
Jefferson*	10/19/2007	Instrument Number 20073312	9980
Lafayette	10/16/2007	262	275
Lake	10/16/2007	3524	2021
Leon	10/16/2007	3778	1808
Levy	10/15/2007	1097	616
Liberty	10/15/2007	175	1
Madison	10/15/2007	881	284
Manatee	10/16/2007	2231	362
Marion	10/16/2007	4910	461
Orange	10/17/2007	9473	4445
Osceola	10/15/2007	3578	1571
Pasco	10/16/2007	7663	343
Pinellas	10/11/2007	16013	1452
Polk	10/16/2007	7455	1559
Seminole	11/20/2007	6871	27
Sumter	10/16/2007	1854	167
Suwannee	10/15/2007	1420	130
Taylor	10/15/2007	610	413
Volusia	10/16/2007	6141	278
Wakulla	10/15/2007	731	256

*	Gilchrist, Hardee and Jefferson Counties utilize an instrument number indexing system rather than a book/page indexing system.

EXHIBIT B
PROPERTY DESCRIPTIONS
47th Supplemental Indenture — Exhibit B
9-15-2007 through 12-1-2007

						SECTION
DOC			REC	DEED	DEED	TOWNSHIP
TYPE	GRANTOR	COUNTY ST	DATE	BOOK	PAGE	RANGE	NOTES
TR	MURPHY, THOMAS AND CATHERINE MURPHY	SUMTER (FL)	9/20/07	1844	7	09-20S-23E	M & B; LOT 3, INDIAN OAKS, AS PER PB 4/53; BEG AT THE SW COR OF LOT
TR	WRIGHT, JOHN R.; JANEY WRIGHT SLOAN; DOROTHY W. GARDNER	SUMTER (FL)	9/20/07	1844	12	10-20S-23E	M & B; LOT 10, INDIAN OAKS, PB 4/53, COM AT THE SE COR OF THE SW 1/4 PF SEC
D	ST. JOE TIMBERLAND COMPANY OF DELWARE, LLC.; SUNSHINE STATE CYPRESS, INC.	GADSDEN (FL)	9/21/07	679	1059	15-03N-05W	M & B; COM AT THE NW COR OF THE SW 1/4 OF SEC
TR	FRANKLIN COUNTY SCHOOL BOARD	FRANKLIN (FL)	9/21/07	947	761	23-08S-06W;	N 1/2 OF SEC
TR	DANIELS, ROBERT E. AND CURTIS A, DANIELS AND CHRISTINE K. DANIELS	WAKULLA (FL)	9/28/07	729	156	12-05S-03W	LOT 32, BLK 10, EAST ADDITION TO TOWN OF SOPCHOPPY PLAT BOOK 1
TR	WEST, NOREEN A.	PASCO (FL)	10/2/07	7649	1938	26-24S-17E	M & B; HIGHLANDS UNRED PLAT OF TRACT 988, OR 4366/1486, COM AT THE SW 1/4
TR	HORTON III, JAMES HAROLD AND KATHLEEN C. HORTON	MARION (FL)	10/3/07	4902	866	19-15S-20E	RAINBOW PARK UNIT 8, LOT 5, BLK 23, COM AT W 1/4 COR
TR	SANDERS, WILLIAM CARL	SUMTER (FL)	10/10/07	1852	352	10-20S-23E;	THE SW 1/4 OF THE SE 1/4
TR	MANGAR, BEJAI P. AND SUBMATEE MANGAR	SUMTER (FL)	10/10/07	1852	347	10-20S-23E;	PARCEL NO. 6 IN THE SUBD OF INDIAN OAKS, AS PER PB 4/53
D	PEF	CITRUS (FL)	10/15/07	2167	1194	30-17S-19E	M & B; COM AT A 4” X 4” CONCRETE MONUMENT AT THE SW COR OF SEC
TR	APOLLO BEACH INVESTMENTS, L.P.	CITRUS (FL)	10/15/07	2167	1199	30-17S-19E; 25-17S-18E	M & B, PT OF NW 1/4 & SW 1/4 SWLY OF SW ROW LN OF ABAND SCL RR OF SEC 30; PT OF SW 1/4 & E OF CITRUS SPRINGS UNIT 13 TITLE IN OR 1898/1725
TR	APOLLO BEACH INVESTMENTS, L.P.	CITRUS (FL)	10/15/07	2167	1194	30-17S-19E	M & B; COM AT A 4” X 4” CONCRETE MONUMENT AT THE SW COR OF SEC
TR	DAVIS, H.H. AND CAROL A. DAVIS	HIGHLANDS (FL)	10/15/07	2103	1521	25-36S-29E	M & B; COM A THE NE COR OF SEC
TR	REICHEL, JR., BERNARD K.	PINELLAS (FL)	10/22/07	16025	179	03-29S-15E	E.A. MARSHALL SUBD, LOT 10, NORTH 15’ OF PLATTED ROW LYING S OF LOT 10, PLAT 3/44,
TR	SUMTER ELECTRIC COOPERATIVE, INC.	LAKE (FL)	10/29/07	3531	2031	01-22S-24E; 06-23S-25E	M & B; GROVELAND FARMS, PART OF TRACT 56, PLAT 2/10
TR	THOMAS, RANDOL W.	SUMTER (FL)	11/8/07	1864	404	10-20S-23E	M & B; INDIAN OAKS LOT 8, PLAT 4/53, BEG AT THE SW COR OF LOT
EA	PEF	HERNANDO (FL)	11/9/07	2508	495	23-23S-18E;	CORPORATE OFFICE AIRPARK, LOT 45, PHASE II
TR	WITHLACOOCHE RIVER ELECTRIC COOPERATIVE, INC.	PASCO (FL)	11/14/07	7688	157	15-26S-20E	W 15’ OF E 40’ OF THE NE 1/4 OF THE NW 1/4

D = Deed; TR = Transmission Easement; EA = Easement

B-1